UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
 (Amendment No. ___ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Value Line Aggressive Income Trust
Value Line Asset Allocation Fund, Inc.
Value Line U.S. Government Money Market Fund, Inc.
Value Line Centurion Fund, Inc.
Value Line Convertible Fund, Inc.
Value Line Emerging Opportunities Fund, Inc.
The Value Line Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Larger Companies Fund, Inc.
Value Line New York Tax Exempt Trust
Value Line Premier Growth Fund, Inc.
Value Line Strategic Asset Management Trust
The Value Line Tax Exempt Fund, Inc.
Value Line U.S. Government Securities Fund, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

Value Line Aggressive Income Trust	Value Line Income and Growth Fund, Inc.
Value Line Asset Allocation Fund, Inc.	Value Line Larger Companies Fund, Inc.
Value Line U.S. Government Money Market	Value Line New York Tax Exempt Trust
Fund, Inc.	Value Line Premier Growth Fund, Inc.
Value Line Centurion Fund, Inc.	Value Line Strategic Asset Management Trust
Value Line Convertible Fund, Inc.	The Value Line Tax Exempt Fund, Inc.
Value Line Emerging Opportunities Fund, Inc.	Value Line U.S. Government Securities Fund,
The Value Line Fund, Inc.	Inc.

220 East 42nd Street
New York, New York 10017-5891

We recently sent you proxy materials regarding a Special Meeting of Shareholders scheduled to be held on October 26, 2010.   Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional mailings and calls to shareholders.

Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. We urge you to vote your proxy now.  You and all other Fund shareholders will benefit from your cooperation.

The Board recommends a vote “FOR” the proposals, as detailed in your proxy statement.  A copy of the proxy statement is available by calling the toll free number shown below.

1-800-545-3393

Value Line Funds has made it very easy for
Your vote is urgently	you to vote. Choose one of the following
methods:
needed!
	●	Speak to a live proxy specialist by calling
Please vote now to be sure		the number above. We can answer your
questions and record your vote. (Open:
your vote is received in time		M-F 8am – 10pm, Sat 11am – 5pm ET)

for the	●	Log on to the website noted on your proxy
card/voting instruction form and enter
October 26, 2010		your control number printed on the card,
and vote by following the on-screen
Special Meeting of		prompts.

Shareholders.	●	Call the phone number on the proxy
card/voting instruction form and enter the
control number printed on the card and
follow the touchtone prompts.
Voting takes only a few minutes.
Thank you for your participation in this	●	Mail in your signed proxy card/voting
important matter.		instruction form in the envelope provided.

Telephone Script

D. F. King & Co., Inc.

Value Line Funds

Introduction

SCREEN 1:
Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on behalf of the Value Line [FUND NAME]. May I speak with Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr./Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [STATE YOUR
FIRST AND LAST NAME] and I’m calling on a recorded line on behalf of
Value Line Funds regarding your investment in the [FUND NAME].

Recently, you were mailed a proxy statement, along with a proxy card to cast your vote at the upcoming Special Meeting of Shareholders to be held on
October 26th. The tabulator for the Special Meeting has yet to receive your vote.
Therefore, I’m calling to ask you to vote your shares by telephone with me now.

IF THEY DID NOT RECEIVE PROXY MATERIAL –

Mr./Mrs./Ms (shareholder’s last name) you can access the proxy statement by going to www.kingproxy.com/vl, and click on the “View
Materials” button or we can either e mail or mail the proxy statement.

Which method do you prefer?

If e mail-get e mail address from shareholder (repeat it back to the shareholder) and dispose as disposition16

If mail confirm address and disposition 14

If mail and different address, take address and disposition 15

After reviewing the materials, please contact us at 1-800-545-3393, and one of our representatives will be more than happy to answer any questions you may have, and to record you verbal vote for the Special
Meeting.

IF YES – The Board of Directors of the Fund is recommending a vote in favor of the proposals. Would you like to vote your shares as recommended by the
Board of Directors of the Fund in which you’ve invested?

Just to confirm, you have voted with the recommendation of the Board on the proposals. Is that correct?

IF YES – Thank you. I’ve recorded your vote as recommended by the
Board on the proposals. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card (voting instruction form if NOBO account) at your earliest convenience, or vote your shares by touch-tone telephone or by voting online or by faxing you signed proxy card to D.F.
King at 1-781-356-4987, by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING].
END CALL.

IF NO – [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY
ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE
YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD’S
RECOMMENDATIONS ON ALL PROPOSALS.]

IF YES – Thank you. The Board of Directors of the Fund is
recommending a vote in favor of the proposals. I’ve recorded your vote as recommended by the Board on the proposals. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:
Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, , I must urge you to complete, sign, date and return your proxy card (voting instruction form if NOBO account) at your earliest convenience, or vote your shares by touch-tone telephone or by voting online or by faxing you signed proxy card to D.F.
King at 1-781-356-4987, by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING].
END CALL.

IF STILL NO - Okay, I can still help. The Board of Directors of the
Fund is recommending a vote in favor of the proposals. Would you like to vote contrary to the recommendations of the Board on all matters at the meeting?

AGAINST ALL – Thank you. I have recorded a vote contrary to
the recommendation of the Board on the proposals. We’ll send a written confirmation of this vote to you at your address of record.
For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch tone telephone by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END
CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for that. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-545-3393 at anytime between 10:00
AM and 11:00 PM (Eastern Standard Time) weekdays or between Noon and 6:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided or by touch-tone telephone by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good
[DAY/AFTERNOON/EVENING]. END CALL.

Answering Machine Message

Hello.  I’m calling regarding your investment in Value Line [FUND NAME]. You should have recently received proxy materials in the mail concerning the Fund’s October 26, 2010 Special Meeting of Shareholders.

Your vote is important. Please sign, date and promptly mail your proxy in the postage-paid envelope provided.

Touch-tone telephone voting is also available. Please follow the instructions included with your proxy materials.

If you have any questions, require assistance or need new proxy materials, please call D.F. King, which is assisting your Fund, at 1-800-545-3393.

Thank you.

REBUTTALS

SH states ……	Response
“My spouse takes care of it.”
I understand Mr./Mrs. Is your wife/husband available to speak with me?

(If wife/husband is unavailable)
CSR: “Mr./ Mrs. your vote is very important to the Fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposal(s).  This would only take a brief moment of your time.” [**Wife and Husband’s names must appear on the registration]

“I don’t know how to vote … ” “I don’t know the proposal(s)…”

The Fund’s Board has reviewed the proposal(s) and believes each proposal is in the best interest of the Fund(s) and its shareholders.  The Board is recommending shareholders vote “FOR” the proposal(s). Would you have any objections to voting along with the recommendation of your Board?

I would be happy to review the proposal(s) with you. (Refer to the proxy statement definition of the proposal(s)).

"My broker takes care of it "

I understand that your Broker may help you choose the funds you invest in, however the proposal(s) for this proxy requires a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposal(s) quickly for you now if you wish.

“I don’t have the time right now …”

I understand Mr. / Mrs./ Ms..., however, your vote is very important.  Voting now will only take a brief moment of your time. Would you have any objections to voting along with the recommendation of the Fund’s Board?

“I don’t have enough shares to vote …..”

Mr. / Mrs. / Ms. … every vote is important to the Fund and helps bring the Fund a step closer to holding the Meeting(s).  If not enough votes are received, the shareholder Meeting(s) may have to be adjourned.  Would you have any objections to voting along with the recommendation of the Fund’s Board?

“I sold my shares / I no longer own shares in that Fund”

I understand, however you were a shareholder as of the record date and therefore you are the only person who can vote those shares. As a courtesy to the remaining shareholders, would you have any objections to voting along with the recommendation of the Fund’s Board?

SH states ……	Response
"I've already mailed in my proxy"

1.If the shareholder's vote shows as ‘Tabulator Received’ or as Voted in Proxy 01, then simply thank them for voting and disposition as HAS.

2. If the shareholder’s vote does not yet show in Proxy 01 then continue ……
“Thank you for voting.  Our records indicate that your vote has not yet been updated in our system.  If you wish, I can record your vote for you now and send you a printed confirmation to confirm your vote has been recorded.”

If shareholder says “Yes”, then continue by asking for the vote as per the script:

“The Fund’s Board is recommending shareholders vote “FOR” the proposal(s).  Would you have any objections to voting along with the recommendation of the Board?”

“The Meeting(s) date is so far away, there is plenty of time – I’ll vote later”

I understand.  We were calling today because the Fund’s Board would like to hear from all shareholders on this matter. Your Fund has asked us to call to offer you the convenience of voting over the phone, which makes the voting process much easier and faster.

The Fund’s Board has reviewed each proposal and is recommending that shareholders vote “FOR” the proposal(s) because they believe the proposal(s) are in the best interest of the Fund(s) and its shareholders.

Would you like to vote along with the recommendation of the Board?

After asking 'Would you have any objections to voting along with the recommendation of your Board?' – if the shareholder simply says ‘Yes’.	Ask the Shareholder how they would like to vote for the proposal(s).

SH States …	Response
“Why are you calling me?” # 1

Value Line Funds has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder Meeting(s) and haven’t received it back, so we’re calling to encourage you to vote your shares.  Mr. / Mrs. / Ms.  … would you have any objections to voting along with the recommendation of the Fund’s Board?

“Why are you calling me?” # 2 (to use if the first answer does not satisfy the shareholder).

The Fund’s Board would like to hear from all shareholders on these matters and your Fund has asked us to call to offer you the convenience of voting over the phone.  This makes your voting process much easier and faster.  Mr. / Mrs. / Ms.  … would you have any objections to voting along with the recommendation of the Board?

“I don’t want to vote” or “I never vote …”

Mr. / Mrs. / Ms. …. your vote is very important to the Fund. A certain percentage of votes must be received before the Meeting(s) can be held.  Would you have any objections to voting along with the recommendation of the Fund’s Board?

“I don't accept these types of calls.”

I am sorry for any inconvenience and would be more than happy to add you to our internal Do Not Call List, however, I did want to let you know that this call is in regards to your current investment in Value Line Funds and we are simply calling to advise you of the shareholders Meeting(s) and are asking if you would like to register your vote?

“How many votes do you still need?”

I have limited information on that. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to ask if you would have any objections to voting along with the recommendation of the Fund’s Board?

“Is there strong opposition to the Board’s recommendation?

Not to my knowledge. We are just calling because not enough votes have been received to hold the Meeting(s) and so we are calling to ask if you’d like to vote along with the recommendation of the Fund’s Board.

“I’ve never received a call like this before”

I see. This has become a standard in the industry, and the proxy statement that was sent to you mentions that if your vote is not received, you may receive a call offering you the convenience of voting by telephone.   The Fund’s Board is recommending shareholders vote in favor of the proposal(s).   Would you have any objections to voting along with the recommendation of the Board?